                                                                      EXHIBIT 21

                  GENERAL MOTORS CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF DECEMBER 31, 1996

     Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
Subsidiaries included in the Registrant's consolidated
  financial statements
AC Battery Corporation......................................    Michigan
Adam Opel Aktiengesellschaft................................    Germany
  Asset Leasing GmbH (95% owned by subsidiary)..............    Germany
  Autohaus am Nordring GmbH, Berlin.........................    Germany
  Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
     Object Kuno 65 KG (94% owned by subsidiary)............    Germany
  Carus Grundstucks-Vermietungsgesellschaft mbH & Co.
     Object Leo 40 KG (94% owned by subsidiary).............    Germany
  GM Europe GmbH (100% owned by subsidiary).................    Germany
  General Motors GmbH & Co. OHG (99% owned by subsidiary)...    Germany
  Opel-Automobilwerk Eisenach-PKW GmbH (80% owned by
     subsidiary)............................................    Germany
  Opel China GmbH...........................................    France
  Opel Eisenach GmbH........................................    Germany
  Opel Hungary Automobile Production Ltd....................    Hungary
  Opel Polska Sp. z oo......................................    Poland
  Opel Turkiye Limited Sirketi (99.5% owned by subsidiary
     and 0.5% owned by General Motors Overseas
     Corporation)...........................................    Turkey
  Saginaw Deutschland GmbH..................................    Germany
Arabian Battery Holding Company.............................    Delaware
Arabian Financing Company...................................    Delaware
Argonaut Holdings, Inc. ....................................    Delaware
Auto Cable Industries (Pty) Limited (51% owned by General
  Motors Corporation).......................................    South Africa
Auto Lease Payment Corporation..............................    Cayman Islands
  North American New Cars, Inc..............................    Delaware
Automotive Battery Manufacturing, Inc. .....................    Delaware
Battery Technology Services, Inc. ..........................    Delaware
Chevrolet Sociedad Anonima de Ahorro para Fines
  Determinados..............................................    Argentina
Convesco Vehicle Sales GmbH (60% owned by General Motors
  Corporation)..............................................    Federal Republic
                                                                of Germany
Controladora General Motors, S.A. de C.V. ..................    Mexico
  Centro Tecnico Herramental, S.A. de C.V. (80% owned by
     subsidiary)............................................    Mexico
  Componentes Para Automotores, S.A. de C.V. ...............    Mexico
     Delphi Alambrados Automotrices, S.A. de C.V. ..........    Mexico
     Delphi Cableados, S.A. de C.V. ........................    Mexico
     Delphi Componentes Mecanicos de Matamoros, S.A. de
      C.V. .................................................    Mexico
     Delphi Ensamble de Cables y Componentes, S.A. de
      C.V. .................................................    Mexico
     Productos Delco de Chihuahua, S.A. de C.V. ............    Mexico
     Sistemas Electricos y Conmutadores, S.A. de C.V. ......    Mexico
  General Motors de Mexico, S.A. de C.V. ...................    Mexico

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
  Sistemas Para Automotores de Mexico, S.A. de C.V. ........    Mexico
     Delphi Automotive Systems, S.A. de C.V. ...............    Mexico
Delphi Automotive Systems do Brasil Ltda. ..................    Brazil
Delphi Automotive Systems, Inc. ............................    Delaware
  Packard Electric Hebi Co., Limited (60% owned by
     subsidiary)............................................    China
Delphi Automotive Systems China, Inc. ......................    Delaware
  Delphi Packard Electric (Guangzhou) Company, Ltd. ........    China
  Packard Electric Bai Cheng Co., Limited (58% owned by
     subsidiary)............................................    China
  Shanghai Delco International Battery Company, Ltd. .......    China
Delphi Automotive Systems Deutschland GmbH..................    Germany
  Delphi Packard Deutschland GmbH (18.5% owned by subsidiary
     and 81.5% by General Motors Corporation)...............    Germany
  Reinshagen GmbH...........................................    Germany
  Unterstuetzungsgesellschaft der Kabelwerke Reinshagen
     GmbH...................................................    West Germany
Delphi Automotive Systems Overseas Corporation..............    Delaware
Delphi Automotive Systems Poland Sp. zo.o. .................    Poland
Delphi Automotive Systems Singapore PTE LTD.................    Singapore
Delphi Calsonic Compressors, S.A.S. ........................    France
Delphi Energy and Engine Management Systems (M) Sdn Bhd.....    Malaysia
Delphi France Automotive Systems (50.4% owned by General
  Motors Corporation and 49.6% owned by Adam Opel
  Aktiengesellschaft).......................................    France
     Delphi Italia Automotive Systems S.r.1. (99% owned by
      subsidiary and 1% owned by Opel France S.A.)..........    Italy
     Delphi Italia Service Center S.r.1. (98% owned by
      subsidiary and 2% owned by Opel France S.A.)..........    Italy
     DRB s.a./n.v. (51% owned by subsidiary)................    France
     Diavia S.r.1. (owned by subsidiary)....................    Italy
       Aura Srl (owned by subsidiary).......................    Italy
     Opel France S.A.(99% owned by subsidiary)..............    France
     Texton S.A. ...........................................    France
       ENCI S.A.R.L. (99.8% owned by subsidiary)............    France
       Texton P.L.C. (97.5% owned by subsidiary)............    United Kingdom
Delphi Harrison -- Calsonic (84% owned by General Motors
  Corporation...............................................    France
Delphi L'EM Argentina S.A. (51% owned by General Motors
  Corporation and 49% owned by L'Equipe Monteur)............    Argentina
Delphi Packard Austria Ges. m.b.H. .........................    Austria
  Packard Electric Vas kft (owned by subsidiary)............    Hungary
  Reinshagen Tournai S.A. (99% owned by subsidiary and 1%
     owned by Delphi Packard Austria Ges. m.b.H.)...........    Belgium
Delphi Packard Electric Sielin Argentina S.A. ..............    Argentina
Delphi Packard Electric Systems (M) Sdn Bhd.................    Malaysia
Delphi Packard Romania S.r.1. ..............................    Romania
Delphi Rimir, S.A. de C.V. .................................    Mexico
Delphi Steering (Malaysia) Sdn Bhd..........................    Malaysia
Delphi Unicables, S.A. .....................................    Spain
  Delphi Asientos, S.A. ....................................    Spain
  Delphi Cetasa, S.L. ......................................    Spain
  Delphi Cisa S.A. .........................................    Spain
  Delphi Colvegasa, S.A. ...................................    Spain
Electro-Motive Maintenance Operations Pty Ltd...............    Australia

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
Exhaust Systems Corporation.................................    Delaware
GM Allison Japan Limited....................................    Japan
GM Auto Receivables Co. ....................................    Delaware
GMC Truck Motors Development Corporation....................    Delaware
GM-DI Leasing Corporation...................................    Delaware
GMLG Ltd. ..................................................    Delaware
  MLS USA, Inc. ............................................    Delaware
GM Ovonic L.L.C. (60% owned by General Motors
  Corporation)..............................................    Michigan
General Motors Acceptance Corporation.......................    New York
  Banque Opel (98% owned by subsidiary).....................    France
  Capital Auto Receivables, Inc. ...........................    Delaware
  General Acceptance (Thailand) Ltd.* (75% owned by General
     Motors Acceptance Corporation and 25% owned by Phra
     Nakorn Automobile Ltd.)................................    Thailand
GMAC, Australia (Finance) Limited...........................    Australia
GMAC Comercial Automotriz Chile S.A. .......................    Chile
GMAC Commercial Corporation.................................    Delaware
GMAC del Ecuador S.A........................................    Ecuador
GMAC Holding S.A. de C.V. (99.95% owned by subsidiary and
  .05% owned by various GMAC subsidiaries)..................    Mexico
  GMAC Arrendadora S.A. de C. V. ...........................    Mexico
  General Motors Acceptance Corporation, S.A. de C.V. ......    Mexico
  Servicios GMAC S.A. de C.V. ..............................    Mexico
GMAC International Finance, B.V. (80% owned by GMAC and 20%
  owned by GMAC Commercial Corporation).....................    Netherlands
GMAC Italia Leasing S.p.A. .................................    Italy
GMAC Leasing Corporation....................................    Delaware
  Patlan Corporation........................................    Delaware
GMAC Mortgage Group, Inc....................................    Michigan
  GMAC Commercial Mortgage Corporation......................    California
  GMAC Mortgage Corporation.................................    Pennsylvania
  GMAC Mortgage Holdings, Inc. .............................    Delaware
  GMAC Mortgage Securities II, Inc. ........................    Michigan
  GMAC RF, INC. ............................................    Michigan
  Residential Money Centers, Inc. ..........................    Delaware
  Risk Monitors, Inc. ......................................    Pennsylvania
GMAC Sverige AB.............................................    Sweden
General Motors Acceptance Corporation, Australia............    Delaware
  Holden National Leasing Limited (74.9% owned by
     subsidiary)............................................    Australia
General Motors Acceptance Corporation of Canada, Limited....    Canada
  Canadian Securitized Auto Receivables Corporation.........    Canada
  GMAC Leaseco Limited......................................    Canada
General Motors Acceptance Corporation, Colombia S.A. .......    Delaware
General Motors Acceptance Corporation, Continental..........    Delaware
  GM Finance HB (90.5% owned by subsidiary).................    Sweden
General Motors Acceptance Corporation Hungary Financial
  Services Limited Liability Company (90% owned by GMAC and
  10% owned by Opel Hungary Rt).............................    Hungary
General Motors Acceptance Corporation International.........    Delaware

---------------

* Joint Venture Partnership

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
General Motors Acceptance Corporation Italia S.p.A. ........    Italy
General Motors Acceptance Corporation Nederland N.V. .......    Netherlands
  GMAC Espana, S.A. de Financiacion.........................    Spain
General Motors Acceptance Corporation, North America........    Delaware
General Motors Acceptance Corporation (N.Z.) Limited........    New Zealand
General Motors Acceptance Corporation de Portugal-Servicos
  Financeiros, S.A. (99% owned by subsidiary and 1% owned by
  General Motors Acceptance Corporation International)......    Portugal
General Motors Acceptance Corporation, South America........    Delaware
  General Motors Acceptance Corporation del Ecuador S.A.
     GMAC-Management (Holding)..............................    Ecuador
  General Motors Acceptance Corporation de Venezuela,
     C.A. ..................................................    Venezuela
General Motors Acceptance Corporation Suisse S.A. ..........    Switzerland
General Motors Austria Beteiligungsgesellschaft m.b.H. .....    Austria
  OPEL Leasinggesellschaft mbH (74% owned by subsidiary)....    Austria
Lease Auto Receivables, Inc. ...............................    Delaware
Motors Insurance Corporation................................    New York
  Cadmic Agency Corporation.................................    Delaware
  Car Care Plan (Holdings) Limited (99.9% owned by
     subsidiary and 0.1% owned by GMOC Administrative
     Services Corporation)..................................    England
     Car Care Plan (Securities Division) Limited (99.9%
      owned by Car Care Plan (Holdings) Limited and 0.1%
      owned by GMOC Administrative Services Corporation)....    England
  CIM Insurance Corporation.................................    New York
  GM Motor Club, Inc. ......................................    North Carolina
  MIC General Insurance Corporation.........................    Michigan
  MIC Life Insurance Corporation............................    Delaware
  MIC Property and Casualty Insurance Corporation...........    Michigan
  MIC Re Corp. .............................................    Delaware
  MIC Services Corporation..................................    Delaware
  Motors Insurance Company Limited..........................    England
  Motors Insurance Purchasing Group, Inc. ..................    Michigan
  Motors Mechanical Reinsurance Company, Limited............    Barbados
  NAVCO Corp. ..............................................    Missouri
  Trinity General Agency, Inc. .............................    Texas
Opel Bank GmbH..............................................    Germany
  Opel Leasing GmbH & Co. OHG* (partnership between Opel
     Bank GmbH and Opel Leasing Verwaltungs GmbH)...........    Germany
  Opel Leasing Verwaltungs GmbH (60% owned by Opel Bank
     GmbH, 20% owned by General Motors Acceptance
     Corporation, and 20% owned by Adam Opel
     Aktiengesellschaft)....................................    Germany
  Opel Bank Hungary Rf......................................    Hungary
  Polbank, S.A. (68.02% owned by General Motors Acceptance
     Corporation)...........................................    Poland
  P.T. GMAC Lippo Finance* (80% owned by General Motors
     Acceptance Corporation)................................    Indonesia
  Wholesale Auto Receivables Corporation....................    Delaware
General Motors de Argentina S.A. (99% owned by General
  Motors Corporation).......................................    Argentina
General Motors Asia, Inc. ..................................    Delaware
  General Motors (Thailand) Ltd. ...........................    Thailand
General Motors Asian and Pacific Operations.................    Singapore

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
General Motors Automobiles Philippines, Inc. ...............    Philippines
General Motors do Brasil Ltda. .............................    Brazil
  Brazauto Trading (Cayman) Limited.........................    Cayman Islands
  GM Factoring Sociedade de Fomento Comercial Ltda. ........    Brazil
General Motors of Canada Limited............................    Canada
General Motors Chile S.A., Industria Automotriz.............    Chile
General Motors China (Components), Inc. ....................    Delaware
  Beijing Wanyuan GM Automotive Electronic Control Co., Ltd.
     (51% owned by subsidiary)..............................    People's
                                                                Republic of
                                                                China
  Hubei Delphi Automotive Generator Co., Ltd. (51% owned by
     subsidiary)............................................    China
  Saginaw Norinco Lingyun Drive Shaft Co., Ltd. (60% owned
     by subsidiary).........................................    China
  Zhejiang Delphi Asia-Pacific Brake Co. Ltd. (60% owned by
     subsidiary)............................................    China
General Motors China, Inc. .................................    Delaware
General Motors Colmotores, S.A. (82.6% owned by General
  Motors Corporation).......................................    Colombia
General Motors Commercial Corporation.......................    Delaware
General Motors del Ecuador S.A. ............................    Ecuador
General Motors (Europe) AG..................................    Switzerland
General Motors Export Corporation...........................    Delaware
General Motors Foreign Sales Corporation....................    U.S. Virgin
                                                                Islands
General Motors Holding Espana, S.A. (72.5% owned by General
  Motors Corporation and 26.1% owned by Adam Opel
  Aktiengesellschaft).......................................    Spain
     Delphi Automotive Systems Espana, S.A. ................    Spain
     Delphi Componentes, S.A. ..............................    Spain
     Opel Espana de Automoviles, S.A........................    Spain
General Motors Holdings (U.K.)..............................    England
  General International (UK) Limited (50% owned by
     subsidiary and 50% owned by GMOC Administrative
     Services Corporation)..................................    England
  General Motors Acceptance Corporation (U.K.) Public
     Limited Company........................................    England
     General Motors Acceptance Corporation (U.K.) Finance
      plc...................................................    England
     GMAC Leasing (U.K.) Limited............................    England
     GMAC Leasing (U.K.) (No. 1) Limited....................    England
     GMAC Leasing (U.K.) (No. 2) Limited....................    England
     GMAC Leasing (U.K.) (No. 3) Limited....................    England
  General Motors Locomotive Group India Private Limited.....    India
  IBC Vehicles Limited (81.92% owned by subsidiary).........    United Kingdom
  Millbrook Land and Co. Ltd. ..............................    England
  Millbrook Pension Management Ltd. (99% owned by
     subsidiary)............................................    England
  Millbrook Proving Ground Ltd. ............................    England
  VHC Sub-Holdings (UK) Ltd. ...............................    England
     Vauxhall Motors (Finance) Plc..........................    England
     Vauxhall Motors Limited................................    England
General Motors Indonesia, Inc. .............................    Delaware
General Motors Interamerica Corporation.....................    Delaware
General Motors International Operations, Inc. ..............    Delaware
General Motors Investment Management Corporation............    Delaware
General Motors Japan Ltd. ..................................    Japan
General Motors Korea, Inc. .................................    Delaware

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
General Motors Market Development of Canada Limited.........    Canada
General Motors Nederland B.V. ..............................    Netherlands
  Allison Transmission Europe B.V. .........................    Netherlands
  General Motors Poland Spolka, zo.o. ......................    Poland
  General Motors Yugoslavia, d.o.o. ........................    Yugoslavia
  Opel C&S spol. s.r.o. ....................................    Czechoslovakia
  Opel Nederland B.V. ......................................    Netherlands
General Motors Nordiska AB..................................    Sweden
General Motors Overseas Corporation.........................    Delaware
  Delphi Automotive Systems Australia Ltd. .................    Australia
  Delphi Energy and Engine Management Systems UK Overseas
     Corporation............................................    Delaware
  Delphi Overseas Corporation...............................    Delaware
     Delphi Chassis Systems UK Limited......................    England/Wales
     Delphi Saginaw Steering Systems U.K. Limited...........    England
  G.M. Holding (Portugal) SGPS, Lda. (50% owned by
     subsidiary and 50% owned by General Motors
     Corporation)...........................................    Portugal
       Delphi Packard Sistemas Electricos, S.A. ............    Portugal
       INLAN -- Industria de Componentes Mecanicos, S.A. ...    Portugal
       Opel Portugal, Lda. .................................    Portugal
  GMOC Administrative Services Corporation..................    Delaware
     Fisher Body Limited (50% owned by subsidiary and 50%
      owned by GM (UK) Pension Trustees Limited)............    Ireland
     GM (UK) Pension Trustees Limited (50% owned by
      subsidiary and 50% owned by Vauxhall Motors
      Limited)..............................................    United Kingdom
  GMOC Australia Pty. Ltd. .................................    Australia
  General Motors-Holden's Automotive Limited (49% owned by
     subsidiary and 51% owned by United Australian
     Automotive Industries Limited).........................    Australia
  General Motors Overseas Commercial Vehicle Corporation....    Delaware
  General Motors Venezolana, C.A. ..........................    Venezuela
  Holden's Motor Overseas Corporation Limited...............    Delaware
  Lidlington Engineering Company, Ltd. .....................    Delaware
  Truck and Bus Engineering U.K., Limited...................    Delaware
General Motors Overseas Distribution Corporation............    Delaware
  Delphi Automotive Systems Luxembourg S.A. ................    Luxembourg
  Delphi Packard Elektrik Sistemleri Ltd. Sti. (97.6% owned
     by subsidiary and 2.4% owned by General Motors Overseas
     Corporation)...........................................    Turkey
  GMODC Finance N.V. .......................................    Netherlands
                                                                Antilles
  General Motors Import & Distribution GmbH.................    Germany
  General Motors Investment Services Company N.V. ..........    Belgium
General Motors Peru S.A. ...................................    Peru
General Motors Receivables Corporation......................    Delaware
General Motors Uruguay, S.A. ...............................    Uruguay
General Motors U.S. Trading Corp. ..........................    Nevada
Grand Pointe Holdings, Inc. ................................    Michigan
Holden New Zealand Limited..................................    New Zealand
  General Motors New Zealand Pensions Limited...............    New Zealand
Hughes Electronics Corporation..............................    Delaware
  Delco Electronics Corporation.............................    Delaware
     Delco Electronics Asia/Pacific Pte Ltd. ...............    Singapore

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
     Delco Electronics Overseas Corporation.................    Delaware
     Delco Electronics Service Corporation..................    Delaware
     Delco Electronics Singapore Pte. Ltd. .................    Singapore
     Delco Electronics (Suzhou) Co., Ltd. ..................    China
     Delnosa, S.A. de C.V. .................................    Mexico
     Deltronicos de Matamoros, S.A. de C.V. ................    Mexico
     f&g megamos Sicherheitselektronik GmbH.................    Germany
     FUBA Automotive LLC....................................    Michigan
     Mecel AB...............................................    Sweden
  DIRECTV Global, Inc. .....................................    Delaware
  H E Microwave Corporation.................................    Delaware
  HE Holdings, Inc. (dba Hughes Electronics)................    Delaware
     Advanced Electronics Systems International.............    California
     DIRECTV Enterprises, Inc. (97.5% owned by
      subsidiary)...........................................    Delaware
     Hughes Aircraft Company................................    Delaware
     Hughes Aircraft of Canada Limited......................    Canada
     Hughes Aircraft Holdings Canada Ltd. ..................    Canada
     Hughes Aircraft Systems International..................    California
     Hughes Australia International PTY Ltd. ...............    Australia
     Hughes-Avicom International, Inc. .....................    California
     Hughes Electronics Manufacturing Service Company.......    Delaware
     Hughes Espana S.A. ....................................    Spain
     Hughes Europe N.V. ....................................    Belgium
     Hughes Foreign Sales Corporation.......................    U.S. Virgin
                                                                Islands
     Hughes International Corporation.......................    Delaware
     Hughes International de Mexico, S.A. de C.V. ..........    Mexico
     Hughes International Sales Corporation.................    California
     Hughes International Sales Corporation No. 2...........    California
     Hughes Investment Management Company...................    California
     Hughes Microelectronics Limited........................    United Kingdom
     Hughes Middle East Limited.............................    Delaware
     Hughes Network Systems, Inc. ..........................    Delaware
     Hughes Power Products, Inc. (60% owned by subsidiary
      and 40% owned by General Motors Corporation)..........    Delaware
     Hughes Research Laboratories, Inc. ....................    Delaware
     Hughes Systems Management International................    California
     Hughes Telecommunications & Space Company..............    Delaware
     Hughes (U.K.) Limited..................................    England
     International Electronics Systems, Inc. ...............    California
     L-T Ranches, Inc. .....................................    California
     MDP, Ltd. .............................................    California
     Systems Building Corp. ................................    Arizona
  Hughes Electronics International, Inc. ...................    Delaware
     Hughes Electronics Holding GmbH........................    Germany
     Hughes International GmbH..............................    Germany
  Hughes Electronics Realty, Inc. ..........................    Delaware
IBC Vehicles (Distribution) Limited (60% owned by General
  Motors
  Corporation)..............................................    United Kingdom

                                                                    STATE OR
                                                                SOVEREIGN POWER
                     NAME OF SUBSIDIARY                         OF INCORPORATION
                     ------------------                         ----------------
Luton Design Centre Limited (owned by GMOC Administrative
  Services Corporation).....................................    United Kingdom
MB Cable Confection Sdn Bhd.................................    Malaysia
Opel Austria GmbH...........................................    Austria
  Delphi Automotive Systems Vienna GmbH.....................    Austria
  Opel Hungary Automotive Distribution Ltd. ................    Hungary
  Opel Hungary Automotive Manufacturing Ltd. ...............    Hungary
Opel Belgium N.V. ..........................................    Belgium
OPEL Guangzhou Precision Machining Co. Ltd. ................    China
Opel Ireland Limited........................................    Ireland
Opel Italia S.p.A. (99.9% owned by General Motors
  Corporation and 0.1% owned by General Motors Overseas
  Distribution Corporation).................................    Italy
Opel Norge AS...............................................    Norway
Opel Oy.....................................................    Finland
Opel Suisse S.A. ...........................................    Switzerland
  GM-Saab Communication GmbH (55% owned by subsidiary)......    Switzerland
Packard CTA Pty. Ltd. (60% owned by General Motors
  Corporation)..............................................    Australia
Packard Electric Ireland Limited............................    Ireland
Packard Hughes Interconnect Company.........................    Delaware
  Packard Hughes Interconnect Connection Systems............    California
  Packard Hughes Interconnect Engineering Services..........    Delaware
  Packard Hughes Interconnect Wiring Systems................    California
Packard Electric Systems Samara Cable Company (51% owned by
  General Motors Corporation)...............................    Russia
Provencorp S.A..............................................    Argentina
PT General Motors Buana Indonesia (60% owned by General
  Motors Corporation).......................................    Indonesia
P.T. Packard Kabelindo Murni Indonesia (60% owned by General
  Motors Corporation).......................................    Indonesia
Radiadores Richard, S.A. (60% owned by General Motors
  Corporation)..............................................    Argentina
Riverfront Holdings, Inc. ..................................    Delaware
Saab Opel Sverige AB........................................    Sweden
Saturn Corporation..........................................    Delaware
  Saturn Distribution Corporation...........................    Delaware
Saturn County Bond Corporation..............................    Delaware

  131 directly or indirectly owned subsidiaries

  Companies not included in the Registrant's consolidated financial statements, for which no financial statements are submitted:

     14 other directly or indirectly owned domestic and foreign subsidiaries

         11 active subsidiaries
          3 inactive subsidiaries

     39 fifty-percent owned companies and 66 less than fifty-percent owned companies the investments in which are accounted for by the equity method.

  In addition, the Registrant owns 100% of the voting control of the following companies:

     345 dealerships operating under dealership assistance plans and engaged in retail distribution of General Motors products

         237 dealerships operating in the United States 108 dealerships operating in foreign countries

  Companies not shown by name, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

  During 1996, there were changes in the number of subsidiaries and companies of the Registrant, as follows:

     3 directly and 22 indirectly owned domestic subsidiaries, and 16 directly and 33 indirectly owned foreign subsidiaries were organized or acquired. 3 directly and 69 indirectly owned domestic subsidiaries, and 1 direct and 218 indirectly owned foreign subsidiaries were dissolved or sold. A fifty-percent interest and less than fifty-percent interests were acquired in 6 companies and 6 companies, while interests in 5 fifty-percent owned and 45 less than fifty-percent owned companies were terminated. 1 indirectly fifty-percent owned foreign subsidiary moved to greater than fifty-percent owned. 1 indirectly owned foreign subsidiary moved to fifty-percent owned. 1 indirectly owned less than fifty-percent foreign subsidiary moved to fifty-percent owned. 1 indirectly owned less than fifty-percent domestic subsidiary moved to greater than fifty-percent owned. 1 inactive domestic subsidiary was dissolved.

  The number of dealerships operating under dealership assistance plans decreased by a net of 28.

                                    *******